                                 Exhibit 10.17

               AMENDMENT TO EXCLUSIVE DOMESTIC LICENSE AGREEMENT

This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") and I. C. Isaacs Co., L.P. ("LICENSEE") and is dated as of June 3, 1997. This Amendment amends and modifies that certain Exclusive Domestic License Agreement between LICENSOR and LICENSEE dated June 1, 1993.

                                     (I)

The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreement. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the AGREEMENT, the terms set forth herein shall control.

                                     (II)

1. Effective as of May 1, 1997, the License Agreement Detail Schedule (Women's), as previously amended, is hereby further amended by replacing it with the License Agreement Detail Schedule attached hereto.

2. Paragraph 7(b) of the Agreement is hereby amended by deleting all references to one-year renewal periods and referring in their place to the three-year renewal terms provided for in the License Agreement Detail Schedule attached hereto, and by including in the references to the Initial Term the Contract Years shown in the attached Schedule to be now a part of the Initial Term.

3. The Amendment to the Agreement dated April 28, 1997, is no longer in effect.

                                    (III)

LICENSOR and LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment and the September 1, 1993 Amendment, remains in full force and effect and represents the entire Agreement of the parties with respect to the matters contained herein.


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IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.

LICENSOR:                                LICENSEE:

BHPC MARKETING,INC.                      I.C. ISAACS & CO., L.P.

BY: /s/ Don Garrison                     BY: /s/ Robert Arnot
    ----------------------------             ----------------------------
    Don Garrison                             Robert Arnot
    Director of Licensing                    Chairman of the Board

DATE: 6/16/97                            DATE: 6/12/97

                                         BY: /s/ Gerald Lear
                                             ----------------------------
                                             Gerald Lear
                                             President, C.E.O.

                                         DATE: 6/12/97

                       LICENSE AGREEMENT DETAIL SCHEDULE



1.   DEFINITION OF TERRITORY:       The United States, its territories and
                                    possessions


2.   DEFINITION OF LICENSED PRODUCT (BY CATEGORY):

     Women's missy, junior, petite and large size coordinated sportswear; sweaters, sweater dresses and sweater suits; basic fleece tops and bottoms; basic t-shirts and basic polo shirts; warm ups in knit and woven fabrics; women's tennis and golf related short sets, skort sets and pant sets in knit and woven fabrics


3.   INITIAL TERM:                         FROM                   TO
                                           ----                   --

     First Contract Year:             January 1, 1996      December 31, 1996
     Second Contract Year:            January 1, 1997      December 31, 1997
     Third Contract Year:             January 1, 1998      December 31, 1998


4.   RENEWAL TERM:

     First Renewal Period (if any):   January 1, 1999      December 31, 2001
     Second Renewal Period (if any):  January 1, 2002      December 31, 2004


5.   ROYALTY RATE:

     Five percent (5%)


6.   ADVERTISING:     1% of net Sales to be spent in the Territory by LICENSEE.

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7.   GUARANTEES:

                           (A)         (B)         (C)         (D)
                           Guaranteed              Guaranteed  Guaranteed
                           Target      Guaranteed  Annual      Monthly
                           Net         Net         Royalty     Royalty
                           Shipments   Shipments   Payments    Payments

                                     (in United States Dollars)

                                  ---------------------------------

First Contract Year            *       $0.00       $0.00            *
Second Contract Year           *       $2,000,000  $100,000         *
Third Contract Year            *       $3,000,000  $150,000         *



*




           INITIALS                                     DATE
           --------                                     ----

           LICENSOR, BHPC: /s/ DG                        6/2/97
                          ----------------------       --------

           LICENSEE, I.C. ISAACS:  /s/ RJA               6/3/97
                                 ------------------    --------



* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.